EXHIBIT 99.1

                    CERTIFICATION PURSUANT TO 18 USC SS.1350,
            AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                                   ACT OF 2002

In connection with the Quarterly Report of KIK Technology International, Inc.(Company) on Form 10-QSB (Report) for the quarter ended April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof. I, William
M. Knooihuizen, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William M. Knooihuizen
-------------------------------
William M. Knooihuizen
Chief Executive Officer

Dated: June 11, 2003

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In  connection  with  the  Quarterly  Report  of KIK  Technology  International,
Inc.(Company) on Form 10-QSB (Report) for the quarter ended April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof. I, Kuldip
C. Baid, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kuldip C. Baid
-------------------------
Kuldip C. Baid
Chief Financial Officer

Dated: June 11, 2003